SECOND AMENDMENT, dated as of December 28, 1993  (this
         "Amendment"), to the Credit Agreement referred to below, among REEVES BROTHERS, INC., a Delaware corporation (the "Company"), REEVES INDUSTRIES, INC., a Delaware corporation (the "Parent"), the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Banks") and CHEMICAL BANK as agent for the Banks (in such capacity, the "Agent").


                               W I T N E S S E T H:


                   WHEREAS, the Company, the Parent, the Agent and the Banks are parties to the Credit Agreement, dated as of August 6, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined in the Credit Agreement shall have their defined meanings when used herein, unless otherwise defined herein);

                   WHEREAS, the Company and the Parent have requested, and the Banks have agreed, subject to the terms and conditions of this Amendment, to amend subsection 7.1(a) (Maintenance of Current Ratio) of the Credit Agreement;

                   NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the undersigned agree as follows:


                   1.   Amendment to Subsection 7.l(a)  (Maintenance  of
         Current Ratio).   Subsection 7.1(a) of the Credit Agreement is
         hereby amended by deleting clause (ii) thereof in its entirety and substituting in lieu thereof the following new clause (ii):
         "(ii) 2.00 to 1.0 at any time thereafter."

                   2. Representations; No Default. On and as of the date hereof and after giving effect to this Amendment and the transactions contemplated hereby, each of the Company and the Parent hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case each of the Company and the Parent hereby confirms, reaffirms and restates such representations and warranties for such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be to the Credit Agreement as amended by this Amendment and (ii) represents that no Default or Event of Default has occurred and is continuing.

                  3. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

                   (a) the Agent shall have received counterparts of this Amendment executed by the Company, the Parent and the Banks;

                   (b) each of the representations and warranties made by the Parent and its Subsidiaries in or pursuant to this Amendment, the Credit Agreement as amended by this Amendment and any other Loan Document to which it is a party and the representations of the Parent and its Subsidiaries which are contained in any certificate, document or financial or other statement furnished under or in connection herewith or therewith on or before the Amendment Effective Date shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date both before and after giving effect hereto;

                   (c) no Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment and the transactions contemplated hereby; and

                   (d) all corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent and its counsel.

                       4.   Limited Effect.   Except as expressly amended,
         modified, waived or supplemented hereby, the provisions of the Credit Agreement and other Loan Documents are and shall remain in full force and effect and any amendment, modification, waiver or supplement contained herein shall be limited precisely as drafted and shall not constitute an amendment, modification, waiver or supplement of any other terms or provisions of the Credit Agreement or any other Loan Document.

                       5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall constitute an original, and all of which taken together shall constitute a single agreement with the same effect as if the signature thereto and hereto were upon the same instrument.

                       6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                      IN WITNESS WHEREOF, the parties hereto have caused this
            Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                               REEVES BROTHERS, INC.


                                               By:  /s/Richard W. Ball
                                                    Title: TREASURER

                                               REEVES INDUSTRIES, INC.


                                               By:  /s/Richard W. Ball
                                                    Title: TREASURER


                                               CHEMICAL BANK,
                                                 as Agent and as a Bank


                                               By:  /s/William  Ewing,  III
                                                    Title: MANAGING DIRECTOR

                                               BANK OF BOSTON CONNECTICUT


                                               By:  /s/W.  Lincoln Schoff
                                                    Title: VICE PRESIDENT